                                 SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  UBICS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                  UBICS, INC.
                              333 Technology Drive
                             Suite 210, Southpointe
                         Canonsburg, Pennsylvania 15317

                                                                  April 17, 2002

DEAR UBICS STOCKHOLDER:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders of UBICS, Inc. to be held on Friday, May 17, 2002, at 10:00 a.m., at the Hilton Garden Inn, 1000 Corporate Drive, Canonsburg, Pennsylvania 15317.

   The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

   Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly voting and submitting your proxy by phone, by Internet, or by completing, signing, dating and returning the enclosed proxy card in the envelope provided.

   We look forward to seeing you on May 17, 2002.

                                        Sincerely,

                                        /s/ Vijay Mallya
                                        Vijay Mallya
                                        Chairman

                             YOUR VOTE IS IMPORTANT

    In order to assure your representation at the Annual Meeting, you are requested to submit your proxy by phone or Internet, or complete, sign and date the enclosed proxy and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                                  UBICS, INC.
                             333 Technology Drive
                            Suite 210, Southpointe
                        Canonsburg, Pennsylvania 15317

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   May 17, 2002

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of UBICS, Inc., a Delaware corporation ("UBICS" or the "Company"), will be held at the Hilton Garden Inn, 1000 Corporate Drive, Canonsburg, Pennsylvania 15317, on Friday, May 17, 2002 at 10:00 a.m. local time, for the purpose of considering and acting upon the following matters:

  (1) The election of three Class II directors to serve for a term of three years and until their successors are duly elected and qualified; and

  (2) The transaction of such other and further business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

   The Board of Directors of UBICS has fixed the close of business on April 5, 2002, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Shares represented by duly executed but unmarked proxies will be deemed to be voted in favor of the nominee for director.

   The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

   A complete list of the stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting.

   Whether or not you plan to attend the Annual Meeting, please submit your proxy by phone or by Internet, or complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the Annual Meeting in person. Submitting your proxy by any of these methods will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                          By order of the Board of Directors

                                          /s/ Neil M. Ebner
                                          Neil M. Ebner, Vice President,
                                           Finance
                                          Chief Financial Officer and
                                           Secretary

Canonsburg, Pennsylvania
April 17, 2002

                                  UBICS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

   This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("UBICS Common Stock"), of UBICS, Inc., a Delaware corporation ("UBICS" or the "Company"), in connection with the solicitation of proxies by UBICS's Board of Directors for use at the 2002 Annual Meeting of Stockholders to be held on Friday, May 17, 2002, and at any and all adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement is being mailed to stockholders of UBICS on or about April 17, 2002.

General Information

   The Annual Meeting will be held at the Hilton Garden Inn, 1000 Corporate Drive, Canonsburg, Pennsylvania 15317, on Friday, May 17, 2002, at 10:00 a.m. local time, or at any adjournment thereof. At the Annual Meeting, stockholders will vote on the following matters:

  (1) The election of three Class II Directors to serve a term of three years and until their successors are duly elected and qualified; and

  (2) The transaction of such other and further business as may properly come before the Annual Meeting.

   Stockholders are encouraged to review the detailed discussion presented in this Proxy Statement and either submit their proxies by phone, by Internet or by returning the completed and executed proxy, or by attending the Annual Meeting.

Quorum; Votes Required

   Stockholders of record at the close of business on April 5, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date there were outstanding 6,938,709 shares of UBICS Common Stock. The holders of UBICS Common Stock are entitled to one vote for each share owned of record on the Record Date.

   Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. The shares represented by all valid proxies received by phone, by Internet or by mail will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the Board, that is, in favor of the election of the Director nominees. Brokers, banks, and other nominee holders will be requested to obtain voting instructions of beneficial owners of shares registered in their names, and shares represented by a valid proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

   The presence at the Annual Meeting, in person or by proxy, of shares of UBICS Common Stock representing at least a majority of the total number of shares of UBICS Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by valid proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

   Under applicable Delaware law and the Company's Amended and Restated By-Laws, the nominees for election as directors who receive the highest number of votes actually cast will be elected. Abstentions and broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the vote on the election of directors.

   Each stockholder of UBICS is requested to submit his or her proxy without delay in order to ensure that his or her shares are voted at the Annual Meeting. The submission of a valid proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder submitting a proxy has the right to revoke it at any time before it is exercised by submitting a proxy bearing a later date, by giving a written notice of revocation to the Secretary of UBICS, or by attending the Annual Meeting and voting in person. There is no required form for a proxy revocation. All valid proxies not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein.

   If a proxy is validly submitted, but no instructions are indicated, the shares represented by such proxy will be voted for the election of the director nominees.

Cost of Solicitation

   UBICS will bear the costs of soliciting proxies from its stockholders. UBICS will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the UBICS Common Stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

                             ELECTION OF DIRECTORS

   The Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three nor more than twelve) is to be determined from time to time by resolution of the Board. The Board has established the number of directors at seven.

   The Board of Directors is divided into three classes, with each class to be as nearly equal in number as reasonably possible, each of whose members serve for a staggered three-year term. The Board is presently comprised of two Class I Directors, three Class II Directors and two Class III Directors. At each annual meeting of stockholders, the appropriate number of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the current Class II directors expire at the Annual Meeting. The terms of the Class III and Class I directors will expire at the 2003 and 2004 Annual Meeting of Stockholders, respectively.

   At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected and a director who is elected to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor.

   The nominees for election this year as Class II Directors are nominated for a three-year term expiring at the 2005 Annual Meeting of Stockholders. In the election, the three persons receiving the highest number of votes actually cast are elected. The proxies named in the proxy card intend to vote for the election of the Class II nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for the nominees, the holder must so indicate in the appropriate space provided on the proxy card and identify the person for whom his or her vote is to be cast. If a nominee is unable to serve, the proxies may vote for another person designated by the Board or the Board may reduce the number of directors. The Company has no reason to believe that the nominees will be unable to serve.

   Set forth below is certain information with regard to the nominees for election as Class II directors and each continuing Class III and Class I director.

                  Nominees for Election as Class II Directors

     Name And Age               Principal Occupation And Directorships
     ------------               --------------------------------------
 Robert C. Harbage .. President, Chief Executive Officer and Director of the
  Age 55              Company since June 2000. Prior to joining the Company,
                      Mr. Harbage was the principal of Harbage House, LLC, an
                      e-business consulting firm, which he founded in 1998.
                      From 1994 through 1997, Mr. Harbage was Chairman and
                      Chief Executive Officer of UARCO, Inc., a business forms
                      company. Mr. Harbage was a senior partner at Ernst &
                      Young from 1992 to 1994, a principal of McKinsey &
                      Company/ICG from 1989 to 1992, a partner at KPMG Peat
                      Marwick from 1987 to 1989 and a senior consultant at
                      Arthur D. Little, Inc. from 1984 to 1987.
 Scott R. Heldfond... Director of the Company since 1998. Mr. Heldfond is
  Age 56              managing partner of eSeed Capital, LLC, a venture capital
                      firm established in 2000. Since February 1997,
                      Mr. Heldfond also has been President and Chief Executive
                      Officer of Frank Crystal & Co. of California, Inc., an
                      insurance brokerage company. Prior to joining Frank
                      Crystal & Co., from 1994 to February 1997, he was
                      Chairman of Hales Capital LLC, an investment banking
                      firm, and President of AON Real Estate and Investments.
                      Mr. Heldfond is currently a member of the Board of
                      Directors of Re-Energy, Inc., Homegain, Inc. and UFO
                      Communications.
 Rahul Merchant...... Director of the Company since May 2000. Mr. Merchant is
  Age 45              the Global Head of Risk Technology with Merrill Lynch.
                      Mr. Merchant was Executive Vice President and member of
                      the Management Committee of Dresdner Kleinwort Benson
                      North America, an investment banking firm, from 1998 to
                      2000. From 1994 to 1998, Mr. Merchant was Senior Vice
                      President and member of the Management Committee of Sanwa
                      Financial Products, an investment banking firm, and from
                      1993 to 1994, he was First Vice President of Lehman
                      Brothers, Inc., an investment banking firm.

                  Directors Continuing as Class III Directors

     Name and Age               Principal Occupation and Directorships
     ------------               --------------------------------------
 Vijay Mallya........ Chairman of the Company since its inception in July 1993.
  Age 46              Since 1983, Mr. Mallya has been Chairman of the UB Group,
                      a multinational group of companies headquartered in India
                      which is principally engaged in the manufacture and sale
                      of beer, spirits, pharmaceuticals, paint and coating
                      products, and in the hotel and resort business. Mr.
                      Mallya also is Chairman of Mendocino Brewing Company,
                      Inc., United Breweries Limited, UB Engineering Limited,
                      Mangalore Chemicals and Fertilisers Ltd., Herbertsons
                      Limited, McDowell & Co. Ltd. and other UB Group
                      companies. He also sits on boards of several foreign
                      companies and organizations including companies
                      comprising the UB Group, The Institute of Economic
                      Studies (India) and the Federation of the Indian Chamber
                      of Commerce and Industries.
 Manohar B. Hira..... Director of the Company since 1993. Mr. Hira was
  Age 61              President of the Company from 1993 to 2000. Mr. Hira also
                      served in various senior management capacities for
                      companies in the UB Group from 1981 to 1995, including
                      Chief Operating Officer--U.S. IT Operations, Export
                      Manager, General Manager--Human Resources and Vice
                      President--Administration.

                   Directors Continuing as Class I Directors

        Name and Age               Principal Occupation and Directorships
        ------------               --------------------------------------
 Kent D. Price ............ Director of the Company since 1998. Since March
  Age 58                    2000, Mr. Price has been President of Allegro
                            Capital, a venture capital firm which invests in
                            high technology companies. Since 1999, Mr. Price
                            has been Chairman of Fluid, Inc., which provides e-
                            business development services and solutions. Since
                            August 1998, Mr. Price has been President and a
                            director of Robert Kent & Company, a financial
                            advisory firm. Prior thereto, from January 1994 to
                            July 1994 he was Chairman of San Francisco Company
                            and Bank of San Francisco and from August 1994 to
                            July 1998 was General Manager of Securities and
                            Capital Markets for International Business Machines
                            Corporation (IBM). He is currently a member of the
                            board of directors of Mendocino Brewing Company,
                            Inc., Aftermind, Fluid, Varticom and Capco.
 Christopher C. Melton, Sr. Director of the Company since 2000. Since June
  Age 42                    2001, Mr. Melton has been President and a director
                            of CNP, Inc., a provider of technology-based
                            publishing, content management and e-commerce
                            solutions to the media, entertainment and retail
                            industries. Mr. Melton was Chief Executive Officer
                            of Amplified Holdings, Inc., a business-to-business
                            provider of technology and services, from March
                            2000 to May 2001. During the 19 years prior
                            thereto, Mr. Melton was employed by IBM, most
                            recently in IBM's Global Services Unit as General
                            Manager, E-Business Services, Americas and was the
                            senior executive responsible for IBM's e-business
                            services within the financial services industry.
                            Prior to such assignment, Mr. Melton was the World
                            Wide Director, Services, Delivery and Operations,
                            Business Process Management for IBM. In addition,
                            Mr. Melton has held several senior assignments with
                            IBM Asia Pacific Corporation including Director of
                            Marketing, Asia Pacific Region, Director of Finance
                            and Operations and Chief Financial Officer.

Board of Directors and Committees

   The Board met five times during the fiscal year ended December 31, 2001 ("fiscal 2001"). No director attended fewer than 75% of the total number of meetings of the Board during fiscal 2001. The Board has an Audit Committee and a Compensation Committee.

   The Company's Audit Committee is responsible for assisting the Board of Directors in undertaking and fulfilling its responsibilities for accurate financial reporting to the public in compliance with Securities and Exchange Commission ("SEC") and other regulatory requirements, providing support for management's efforts to enhance the quality of the Company's corporate accounting and internal control structure and working to provide effective communication between the Board of Directors and the Company's independent public accountants and management. In carrying out such responsibilities, the Committee has the following duties: (i) making recommendations to the Board of Directors as to the selection of independent public accountants to audit the financial statements of the Company and as to the scope of such audits and other services of the independent public accountants; (ii) regularly reviewing the independence of the independent public accountants; (iii) reviewing the results of the quarterly reviews and year end audit of the Company's financial statements; (iv) reviewing with management and the independent public accountants such accounting policies (and changes therein) of the Company as are deemed appropriate for review by the Audit Committee prior to any interim or year end filings with the SEC or other regulators; (v) meeting with counsel when appropriate to review legal and regulatory matters, if any, that could have a material impact on the Company's financial statements; and (vi) making a periodic self-assessment of the Audit Committee. The members of the Audit Committee are Messrs. Price, Heldfond and Merchant. Each member of the Audit Committee is an "independent director" as defined in the listing standards of the Nasdaq Stock Market, Inc. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met four times during fiscal 2001.

   The Compensation Committee is responsible for administering any stock option or stock purchase plans adopted by the Company, unless otherwise provided by such plan or the Board of Directors, and for reviewing and making recommendations to the Board of Directors with respect to salaries, bonuses and other compensation of the Company's executive officers. The Compensation Committee also administers the UBICS, Inc. 1997 Stock Option Plan. The members of the Compensation Committee are Messrs. Heldfond, Mallya, Melton and Merchant. The Compensation Committee met four times during fiscal 2001.

   The Board does not have a standing Nominating Committee; the selection of nominees for the Board of Directors is made by the entire Board of Directors. The Company's Amended and Restated By-Laws provide that any stockholder of the Company entitled to vote in the election of directors may nominate one or more persons for election to the Board of Directors by giving timely notice, which must include certain information about the persons that you nominate, in writing to the Secretary of the Company in accordance with the By-Laws. For the 2003 annual meeting, such notice must be received by December 18, 2002.

                              EXECUTIVE OFFICERS

   The following table sets forth certain information regarding the executive officers of the Company

                Name                Age Position
                ----                --- --------
 Vijay Mallya.....................   46 Chairman and Director

 Robert C. Harbage................   55 President, Chief Executive Officer and
                                        Director
 Dennis M. Stocker................   59 Senior Vice President, Marketing and
                                        Sales
 Neil M. Ebner....................   40 Vice President, Finance, Chief
                                        Financial Officer and Secretary

   Additional information regarding Messrs. Mallya and Harbage is set forth above under "Election of Directors."

   Dennis M. Stocker was appointed Senior Vice President, Marketing and Sales in 1999. Prior to joining UBICS, from 1997 to 1999 Mr. Stocker was founder and owner of Stocker & Associates, a sales training company. From 1993 to 1997, Mr. Stocker was Vice President and Division Director of Mastech Corporation, where he was in charge of the IBM Division and the Commercial Division.

   Neil M. Ebner was appointed Vice President, Finance and Chief Financial Officer of the Company in June 2001. Mr. Ebner was Corporate Controller for Crown Castle USA from October 2000 to May 2001 and Corporate Controller for iGate Capital Corporation from December 1995 to September 2000.

                            EXECUTIVE COMPENSATION

Compensation Summary

   The following table sets forth information regarding compensation paid to the chief executive officer of the Company and each of the other four highest paid current or former executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2001 (together, the "named executive officers").

                          Summary Compensation Table

                                                                       Long-Term
                                 Annual Compensation                 Compensation
                         --------------------------------------  ---------------------
                                                                              Shares
                                                                 Restricted Underlying
   Name and Principal                              Other Annual    Stock     Options    All Other
        Position         Year  Salary   Bonus      Compensation    Awards    Granted   Compensation
   ------------------    ---- -------- --------    ------------  ---------- ---------- ------------
Robert C. Harbage....... 2001 $395,000 $200,000(2)   $90,353(3)     $--           --        --
 President and CEO(1)    2000  226,667  200,000(4)   265,414(5)      --      300,000        --
                         1999       --       --           --         --           --        --
Vijay Mallya............ 2001  150,000       --           --         --           --        --
 Chairman                2000  150,000       --           --         --       75,000        --
                         1999  150,000       --           --         --           --        --
Dennis M. Stocker....... 2001  163,000       --       12,000(8)      --           --        --
 Senior Vice President,  2000  165,000  102,000(7)    12,000(8)      --       50,000        --
 Marketing and Sales(6)  1999   55,000   33,000        4,000(8)      --       50,000        --

--------
(1) Mr. Harbage was first employed by UBICS in June 2000.
(2) Represents the guaranteed bonus paid to Mr. Harbage pursuant to his Employment Agreement.
(3) Represents housing allowance paid to Mr. Harbage pursuant to his Employment Agreement.
(4) Represents $100,000 signing bonus and $100,000 guaranteed bonus paid to Mr. Harbage pursuant to his Employment Agreement.
(5) Includes a $13,854 relocation allowance and fair market value of 100,000 shares of common stock granted to Mr. Harbage upon commencement of employment.
(6) Mr. Stocker was first employed by UBICS in September 1999.
(7) Represents guaranteed bonus paid to Mr. Stocker in 2001 but earned in 2000.
(8) Represents automobile allowance paid to Mr. Stocker pursuant to his Employment Agreement.

Stock Options

   The Company currently maintains the UBICS, Inc. 1997 Stock Option Plan (the "1997 Plan") under which stock option awards may be made to eligible employees of the Company. A maximum of 1,800,000 shares of Common Stock may be issued pursuant to exercise of options granted under the 1997 Plan, which number may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. As of December 31, 2001, there were options to purchase an aggregate of 958,000 shares of UBICS Common Stock outstanding under the 1997 Plan.

   The following tables set forth certain information with respect to the value of options held by the named executive officers on December 31, 2001. None of the named executive officers either received a grant of options during the fiscal year ended December 31, 2001 or exercised any options to purchase common stock during the fiscal year ended December 31, 2001.

                   Aggregated Fiscal Year-End Option Values

                                                         Value of Unexercised
                               Number of Unexercised         In-the-Money
                                      Options           Options at Fiscal Year-
                              Held at Fiscal Year-End             End
                             ------------------------- -------------------------
            Name             Exercisable Unexercisable Exercisable Unexercisable
            ----             ----------- ------------- ----------- -------------
Robert C. Harbage...........    60,000      240,000        --           --
Vijay Mallya................   100,000       50,000        --           --
Dennis M. Stocker...........    49,995       50,005        --           --

Employment Agreements

   UBICS entered into an employment agreement in 1997 with Vijay Mallya. The initial term of the employment agreement was three years. The agreement with Mr. Mallya was automatically extended beginning on the second anniversary of the agreement, so that the remaining term of the agreement is always one year unless either party gives notice of their intention to terminate the agreement at the end of the term. The agreement is terminable by UBICS immediately for cause. The agreement prohibits Mr. Mallya from competing with UBICS during his employment with UBICS and for one year thereafter, and from improperly disclosing or using UBICS' proprietary information.

   The employment agreement provides for payment of an annual base salary to Mr. Mallya of $150,000 and an annual bonus as determined by the Compensation Committee of the Board of Directors. The employment agreement also includes the provisions relating to severance described below.

   The employment agreement with Mr. Mallya provides that if, on or after the date of a "Change in Control" (as defined herein), UBICS, for any reason, terminates the employee's employment or the employee resigns "for good reason" (as defined herein), then UBICS shall pay to the employee within five days following the date of termination or date of resignation, as applicable: (i) the employee's salary and benefits through the termination date or resignation date, both as in effect on the date prior to the date of the Change in Control; and (ii) the amount of any bonus payable to the employee for the year in which the Change in Control occurred, pro rated to take into account the number of days that have elapsed in such year prior to the termination date or resignation date. In addition, during a period following the termination or resignation date equal to the remaining term of the employee's employment agreement as of the date immediately prior to such termination or resignation date, UBICS shall continue to pay to the employee his annual salary, as in effect on the day prior to the date of the Change in Control, on the dates when such salary would have been payable had the employee remained employed by UBICS and shall continue to provide to the employee during such specified period, at no cost to the employee, the benefits the employee was receiving on the day prior to the date of the Change in Control or benefits substantially similar thereto.

   For purposes of the employment agreement, a "Change in Control" is deemed to occur upon any of the following events:

      (i) any individual, corporation, partnership, association, trust or other entity (other than Vijay Mallya or an affiliate of Vijay Mallya) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of UBICS representing 50% or more of the combined voting power of UBICS' then outstanding voting securities;

       (ii) the individuals who as of the date of the employment agreement are members of the Board of Directors of UBICS (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of UBICS (provided, however, that if the election, or nomination for election by UBICS' stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director will, for purposes of such agreements, be considered as a member of the Incumbent Board);

     (iii) an agreement by UBICS to consolidate or merge with any other entity pursuant to which UBICS will not be the continuing or surviving corporation or pursuant to which shares of the Common Stock of UBICS would be converted into cash, securities or other property, other than a merger of UBICS in which holders of the Common Stock of UBICS immediately prior to the merger would have the same proportion of ownership of Common Stock of the surviving corporation immediately after the merger;

       (iv) an agreement of UBICS to sell, lease, exchange or otherwise transfer in one transaction or a series of related transactions substantially all of the assets of UBICS;

      (v) the adoption of any plan or proposal for a complete or partial liquidation or dissolution of UBICS; or

       (vi) an agreement to sell more than 50% of the outstanding voting securities of UBICS in one or a series of related transactions other than an initial public offering of voting securities registered with the Commission.

   The term "good reason" means: (i) a material diminution by UBICS of the employee's title or responsibilities, as that title and those responsibilities existed on the day prior to the date of a Change in Control; or (ii) a material diminution by UBICS in the employee's salary, benefits or incentive or other forms of compensation, all as in effect on the day prior to the date of a Change in Control.

   UBICS entered into an employment agreement in June 2000 with Robert C. Harbage pursuant to which he serves as President and Chief Executive Officer of the Company. The initial term of such agreement is three years, which term will be automatically extended for additional one-year terms unless either party gives notice of their intention to terminate the agreement at least three months prior to the end of the then existing term. The agreement is terminable by UBICS immediately for cause. The agreement prohibits Mr. Harbage from competing with UBICS during his employment with UBICS and for two years thereafter, provided that such period will be one year in the event of termination (i) by UBICS without cause, (ii) by Mr. Harbage for "good reason" (as defined below), or (iii) during the two-year period following a "change of control" (as defined above). The agreement also prohibits Mr. Harbage from improperly disclosing or using UBICS' proprietary information.

   The employment agreement with Mr. Harbage provides for an annual base salary of $400,000 and an annual performance bonus targeted to be equal to (but which may exceed) 100% of Mr. Harbage's annual base salary based on achievement of goals set by UBICS in consultation with Mr. Harbage. The employment agreement provides Mr. Harbage with a guaranteed minimum bonus equal to 50% of his base salary for the first two years of the agreement.

   In connection with the signing of the employment agreement, the Company paid Mr. Harbage a hiring bonus of $100,000, issued to Mr. Harbage 100,000 shares of UBICS Common Stock (the "Grant Shares"), and granted Mr. Harbage options to purchase 300,000 shares of UBICS Common Stock under the 1997 Plan. The options are exercisable at a price of $3.22 per share and vest 20% on each of the first five anniversaries of the grant date.

   The Company also made an interest-free loan to Mr. Harbage in the amount of $732,800, the proceeds of which were used by Mr. Harbage to purchase 183,200 shares of UBICS Common Stock (the "Purchase Shares") from the Company's principal shareholder, United Breweries Information Consultancy Services Ltd. The loan is evidenced by three separate promissory notes from Mr. Harbage, each payable in 30 months and secured by a pledge of the Grant Shares and the Purchase Shares. Mr. Harbage is required to apply the proceeds of any sale of the Purchase Shares to repayment of the loan. In connection with such loan, the Company granted to Mr. Harbage the right to require the Company to purchase the Purchase Shares from Mr. Harbage at a price of $3.00 per share during the term of the notes.

   The Company also agreed to pay or reimburse Mr. Harbage for his reasonable relocation and temporary living expenses in connection with his relocation to Pittsburgh, Pennsylvania and agreed to make additional payments to Mr. Harbage in such amounts as are necessary to leave him in the same after-tax position as if the relocation expense payment and the issuance of the Grant Shares were not taxable.

   The employment agreement with Mr. Harbage provides that if, on or within two years after the date of a "change in control", UBICS terminates Mr. Harbage's employment for any reason other than cause, or Mr. Harbage resigns for "good reason", then UBICS shall pay Mr. Harbage (i) his salary and benefits through such termination date or resignation date, (ii) any accrued but unpaid bonus payable with respect to a fiscal year ending prior to such termination or resignation, and (iii) his annual salary in effect at the date of termination or resignation plus his target bonus for the period equal to the longer of (A) twelve months following such termination or resignation or
(B) the remaining term of the Agreement as in effect on the date prior to such termination or resignation. UBICS will also continue Mr. Harbage's welfare benefits in effect at the date of termination until the earlier of the end of the period described in (iii) above or the date when Mr. Harbage has comparable coverage through another employer.

   Under Mr. Harbage's employment agreement, the term "good reason" means: (i) a material diminution by the Company of his title or responsibilities including a loss of the titles of President and/or Chief Executive Officer;
(ii) a diminution by the Company in his salary, or incentive or other forms of compensation, provided that a reduction in his performance bonus from year to year which is related to achievement of performance goals shall not constitute good reason; (iii) a material diminution by the Company in his benefits; (iv) his not being elected to the board of directors within 30 days after the date of the employment agreement; (v) his loss of membership on the board of directors other than as a result of or in connection with (A) his death, disability or voluntary resignation from the board of directors or (B) termination of his employment by the Company for cause; (vi) relocation of his job location to a place, other than the state of California, which is more than 50 miles from the Company's current headquarters in Canonsburg, Pennsylvania, without his agreement; (vii) a material breach of the agreement by the Company which is not cured within 20 days after delivery of written notice thereof; or (vii) loss of his reporting relationship to the Chairman of the Company.

   UBICS and Manohar B. Hira are parties to an Agreement of Severance, Waiver and Release, as amended, (the "Severance Agreement"), pursuant to which (1) Mr. Hira's employment was terminated effective as of June 30, 2000 and (2) Mr. Hira resigned from the office of President on June 7, 2000, the date on which UBICS hired Robert C. Harbage as President and Chief Executive Officer.

   Pursuant to the Severance Agreement, UBICS has made three payments to Mr. Hira totaling $350,000 and will make an additional payment of $100,000 on April 1, 2003. In connection with an amendment to the Severance Agreement in December 1997, UBICS granted Mr. Hira ten year options to purchase 35,000 shares of Common Stock at an exercise price of $2.50 per share. In addition, on April 1, 2000, all stock options then held by Mr. Hira vested and became exercisable by Mr. Hira or his estate until the expiration date of such options. UBICS further agreed to provide Mr. Hira with medical insurance coverage for a period of four years following the termination of his employment. UBICS also agreed to amend a mortgage note dated June 24, 1998 from Mr. Hira to UBICS in the principal amount of $250,000 to eliminate all scheduled installment payments and provide that the principal amount and all accrued interest shall be due and payable on April 1, 2004. Mr. Hira agreed to release UBICS and its present and former officers, directors, employees, agents and attorneys from any and all claims, suits, damages and expenses related to or arising out of Mr. Hira's employment or termination of employment with UBICS.

   In September, 1999, the Company entered into an employment agreement with Dennis M. Stocker pursuant to which he serves as Senior Vice President, Marketing and Sales, of the Company. Either party may terminate the agreement with or without cause with two months notice. The agreement prohibits Mr. Stocker from improperly disclosing or using UBICS' proprietary information, and prohibits him from soliciting customers or employees of the Company during his employment by the Company and one year following termination of employment.

   The employment agreement with Mr. Stocker provides for an annual base salary of $165,000 and an annual performance bonus of up to 100% of base salary, based on Company and personal performance, and provides that Mr. Stocker would receive a minimum bonus of $135,000 for the period from commencement of employment through December 31, 2000. In connection with the signing of the employment agreement, the Company granted Mr. Stocker options to purchase 50,000 shares of UBICS Common Stock under the 1997 Plan, vesting over three years.

Indemnification Agreements

   The Company has entered into indemnification agreements with each of its directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company.

Compensation of Directors

   The Company pays each director who is not an executive officer an annual retainer of $20,000, and all directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors. No stock options were granted during 2001 to the Directors.

Compensation Committee Interlocks and Insider Participation

   Mr. Mallya, Chairman and the beneficial owner of approximately 55% of the outstanding shares of Common Stock of the Company, may also deemed to be in "control" (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of each company that is a member of the UB Group. The UB Group is a multinational group of companies headquartered in India, and Mr. Mallya is Chairman and a significant shareholder of such companies. Any transaction between the Company, on the one hand, and a company in the UB Group, on the other hand, may be deemed to be a transaction between "affiliates" (within the meaning of the Securities Act). In addition, Mr. Hira, former President and a director of the Company, was employed in various senior management capacities with the UB Group and its affiliate, UB Information Consultancy Services Ltd., an Indian corporation ("UB Services") from 1981 to 1995. See "Election of Directors."

   From time to time, the UB Group has provided administrative services to the Company by UB Group employees and allowed the Company the use of office space and facilities in India and other foreign locations where the UB Group has an office. Prior to 1997, such services were provided on an informal basis and not under a written contractual arrangement, although the Company reimbursed the UB Group for any out-of-pocket cost of the services provided.

   In October 1997, the Company entered into Services Agreements with Mr. Mallya and two UB Group companies, UB International Limited and United Breweries Limited (the "Services Agreements"), pursuant to which the UB Group agreed to provide services and accommodations to the Company, including the right to use the "UB Group" name, both in India and in other countries where the UB Group has an office or location, from time to time on an as needed basis. The Services Agreements, which have an initial term of five years, require the Company to pay the UB Group company providing the services or accommodations compensation on terms no less favorable to the Company than those which would be made to non-affiliated parties. Compensation for services will be based on the estimated costs, including a reasonable allocation of direct and indirect overhead costs, incurred by the UB Group company providing the services. Compensation for use of facilities of a UB Group company will be based on the provider's costs (including rent, taxes, utilities and other operating expenses) for the portion of the facility used by the Company, prorated based on the number of days of each month the Company actually uses the facility. The costs incurred by the Company in the future pursuant to these agreements are expected to be comparable to the costs incurred for such services for prior fiscal years.

   The Company also has entered into non-competition agreements with Mr. Mallya and three UB Group companies (UB Services, United Breweries Limited and UB International Limited) pursuant to which the UB Group (including UB Services) and Mr. Mallya have agreed not, and to cause their respective affiliates not, to compete with the Company or use the name "UBICS" and to cause UB Services to cease business operations. Each non-competition agreement has a term of five years subject to earlier termination upon certain events involving a change in control of the Company.

   The Company is party to a sublease agreement with United Breweries of America ("UBA"), a UB Group company, pursuant to which the Company subleases its office space in Sausalito, California from UBA on a month-to-month basis. The rental amount for such subleased space is $7,700 per month or $92,400 per year.

                     REPORT OF THE COMPENSATION COMMITTEE

   The Compensation Committee, a majority of the members of which are independent directors, is responsible for reviewing and making recommendations to the Board with respect to salaries, bonuses and other compensation of the Company's executive officers and administering any stock option or stock purchase plans unless otherwise provided by such plan or the Board. The Compensation Committee met four times during fiscal 2001 to pursue the aforementioned duties.

   The base salaries of most of UBICS's executive officers, including Robert
C. Harbage, Vijay Mallya and Neil M. Ebner, are as provided in such officers' respective employment agreements with UBICS. Other executive officers receive a base salary as determined by the Compensation Committee at the time of appointment of the officer.

   Mr. Harbage, President and Chief Executive Officer of UBICS, is eligible to receive compensation in the form of base salary, bonus and stock options. The base salary paid to Mr. Harbage is determined pursuant to his Employment Agreement and is not related to the financial performance of UBICS. A bonus may be paid to Mr. Harbage under his Employment Agreement, in the discretion of the Compensation Committee; this component of compensation takes into account factors such as the financial performance of UBICS for the year in question and the Compensation Committee's assessment of the individual officer's performance. In 2001 a $200,000 guaranteed bonus was paid to Mr. Harbage pursuant to his Employment Agreement. Mr. Harbage is eligible to receive stock option grants under the 1997 Plan, which are intended primarily as an incentive to retain him and encourage him to continue to work for the growth of UBICS. No stock options were granted to Mr. Harbage during 2001. Upon hiring, Mr. Harbage was issued 100,000 shares of Common Stock pursuant to his Employment Agreement.

   During 2001, the Board granted stock options covering an aggregate of 30,000 shares of UBICS Common Stock to Neil M. Ebner in connection with his hiring as Vice President-Finance and Chief Executive Officer. No other stock options were granted to the Company's executive officers. Although in general the Compensation Committee has the power to approve option grants under the 1997 Plan, option grants to executive officers are approved by the full Board.

                                          By the Compensation Committee
                                          of the Board of Directors:

                                          Scott B. Heldfond, Chair
                                          Vijay Mallya
                                          Rahul Merchant
                                          Christopher C. Melton, Sr.

                                          April 17, 2002

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE OCTOBER 30, 1997

   The following graph shows the cumulative total shareholder return on the UBICS Common Stock from October 30, 1997 (the date on which the Common Stock commenced trading on the Nasdaq National Market) through December 31, 2001 as compared to the returns of the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Common Stock on October 30, 1997, and in the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index and assumes reinvestment of dividends.

                                                                       Nasdaq
                                                            Nasdaq    Computer
                                                           National   and Data
                                                    UBICS   Market   Processing
                                                    Common Composite  Services
                                                    Stock    Index   Stock Index
                                                    ------ --------- -----------
10/30/97........................................... 100.00  100.00     100.00
12/31/97........................................... 127.66  100.13      96.55
12/31/98...........................................  45.79  140.42     177.00
12/31/99...........................................  26.64  261.00     362.90
12/31/00...........................................  12.26  158.51     202.09
12/31/01...........................................   5.96  124.81     153.01

                             CERTAIN TRANSACTIONS

   The Company has entered and intends to enter into certain arrangements and agreements with companies in the UB Group. See "Executive Compensation-- Compensation Committee Interlocks and Insider Participation."

   Manohar B. Hira, the former president and currently a director of UBICS, executed and delivered to UBICS a Mortgage Note dated June 24, 1998 in the principal amount of $250,000 (the "Note") evidencing a loan in such amount by UBICS to Mr. Hira to finance a portion of the purchase price of a personal residence. The Note is secured by a second mortgage on such property in favor of UBICS. The terms of the Note were amended pursuant to the Severance Agreement which is described above under "Executive Compensation--Employment Agreements" to provide that no installment payments of principal or interest are required to be made until the maturity date (April 1, 2004), at which date all principal and accrued interest will be due and payable.

   In June 2000, in connection with its hiring of Robert C. Harbage to be its President and Chief Executive Officer, the Company made a $732,800 interest-free loan to Mr. Harbage, the proceeds of which were used by Mr. Harbage to purchase 183,200 shares of UBICS Common Stock from the Company's principal shareholder, United Breweries Information Consultancy Services, Ltd., at a price of $4.00 per share. The Company also granted to Mr. Harbage the right to require the Company to purchase such shares during the 30 month term of the loan at a price of $3.00 per share. See "Executive Compensation--Employment Agreements."

   During 2001, UBICS provided Amplified Holdings, Inc. ("Amplified") with services for which it billed Amplified a total of $121,048. In May, 2001, Amplified ceased doing business and was subsequently dissolved following a public foreclosure sale of its assets by its senior secured creditors. Prior to dissolution, Amplified had paid UBICS a total of $39,750 for its services, leaving an unpaid balance of $81,298, which was written off by the Company in 2001. Christopher C. Melton, Sr., a director of UBICS, was chief executive officer and a director of Amplified prior to its dissolution, and is currently President and Chief Executive Officer of CNP, Inc. ("CNP"), which acquired the assets of Amplified in the foreclosure sale. During 2001, UBICS provided CNP with services for which it billed CNP a total of $56,522, all of which has been paid by CNP.

   The Company has a policy requiring all transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors or, if required by law, a majority of the disinterested stockholders.

                             SECURITY OWNERSHIP OF
                           CERTAIN BENEFICIAL OWNERS

   The following table sets forth information regarding the beneficial ownership of the UBICS Common Stock as of the Record Date by each person who is known by UBICS to have been the beneficial owner of more than five percent of the UBICS Common Stock on that date.

                                                                 Shares
                                                              Beneficially
                                                                Owned(1)
                                                            -----------------
             Name and Address of Beneficial Owner            Number   Percent
             ------------------------------------           --------- -------
   United Breweries Information Consultancy Services
    Ltd.(2)................................................ 3,850,551  54.9
   Vijay Mallya(3)(4)...................................... 3,975,551  55.7
   Dimensional Fund Advisors, Inc.(5)......................   353,600   5.0

--------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes shares as to which the listed person has or shares voting and/or investment power. Shares of UBICS Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.
(2) United Breweries Information Consultancy Services Ltd. (the "Principal Stockholder"), is a corporation organized under the laws of the British Virgin Islands. The Principal Stockholder's address is P.O. Box 3149, Pasea Estate, Road Town, BVI. Vijay Mallya (directly and through other entities owned and controlled by Mr. Mallya) owns all of the outstanding equity interests in the Principal Stockholder and therefore is the indirect beneficial owner of such shares.
(3) Includes shares owned by the Principal Stockholder, which shares are indirectly beneficially owned by Mr. Mallya as set forth in footnote 2. The address of Mr. Mallya is c/o UBICS, Inc., 333 Technology Drive, Suite 210, Southpointe, Canonsburg, Pennsylvania 15317.
(4) Includes 125,000 shares of UBICS Common Stock that may be acquired by Mr. Mallya pursuant to the exercise of options granted under the 1997 Plan.
(5) The address of Dimensional Fund Advisors, Inc., as reported in its
    Schedule 13G, is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

                             SECURITY OWNERSHIP OF
                       DIRECTORS AND EXECUTIVE OFFICERS

   The following table shows beneficial ownership of UBICS Common Stock by Directors, nominees for Director and executive officers as of the Record Date. The named executive officers are Robert C. Harbage, who served as President and Chief Executive Officer during 2001, and the two other executive officers, Vijay Mallya and Dennis Stocker, who were the highest paid in 2001.

                                                                  Shares
                                                               Beneficially
                                                                 Owned(1)
                                                             -----------------
                             Name                             Number   Percent
                             ----                            --------- -------
   Vijay Mallya(2).......................................... 3,975,551  55.7
   Robert C. Harbage........................................   343,200   4.9
   Manohar B. Hira(3).......................................   247,700   3.4
   Scott R. Heldfond........................................    42,000     *
   Kent Price...............................................    51,000     *
   Christopher C. Melton, Sr................................    25,000     *
   Rahul Merchant...........................................    25,000     *
   Dennis Stocker...........................................    49,995     *
   All directors and executive officers as a group (9
    persons)................................................ 4,759,446  62.5

--------
* Represents less than 1% of the outstanding shares.
(1) Includes shares held of record and shares owned through a bank, broker or other nominee by Directors and executive officers, and shares of UBICS Common Stock that may be acquired by the following directors and executive officers pursuant to the exercise of options granted pursuant to the 1997
    Plan: Mr. Mallya, 125,000; Mr. Harbage, 60,000; Mr. Hira, 240,000; Mr.
    Heldfond, 40,000; Mr. Price, 40,000; Mr. Melton, 25,000; Mr. Merchant, 25,000; Mr. Stocker, 49,995; all directors and executive officers as a group, 604,995.
(2) Includes 3,850,551 shares owned by the Principal Stockholder. Vijay Mallya (directly and through other entities owned and controlled by Mr. Mallya) owns all of the outstanding equity interests in the Principal Stockholder and therefore is the indirect beneficial owner of such shares.
(3) Includes 7,000 shares owned solely by Mr. Hira's wife, with respect to which Mr. Hira disclaims beneficial ownership.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, officers, and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Commission, within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file.

   For the fiscal year ended December 31, 2001 all officers and directors of the Company filed the required Section 16(a) forms on a timely basis to report their ownership of and changes in beneficial ownership of Common Stock.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company's internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board.

   The Audit Committee is comprised of three directors, all of whom meet the standards of independence adopted by the Nasdaq Stock Market, Inc. The Audit Committee recommends to the Board the appointment of the Company's independent public accountants. Management has the primary responsibility for the Company's financial statements and the reporting process. Arthur Andersen LLP ("Andersen"), the Company's independent public accountants, is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

   In this context, the Audit Committee has reviewed and discussed with management and Andersen the audited financial statements of the Company for the year ended December 31, 2001. The Audit Committee has discussed with Andersen the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from Anderson the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with AA independence from the Company and its management. The Audit Committee has satisfied itself as to the independence of Andersen.

   The Audit Committee received the following information concerning the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2001, and has considered whether the provision of these services is compatible with maintaining the independence of the independent auditors:

   Audit Fees......................................................... $107,680
   Financial Information Systems Design and Implementation Fees.......        0
   All Other Fees.....................................................  148,660
                                                                       --------
     Total Fees:...................................................... $256,340
                                                                       ========

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                          AUDIT COMMITTEE

                                          Kent D. Price, Chair
                                          Scott R. Heldfond
                                          Rahul Merchant

                             INDEPENDENT AUDITORS

   The firm of Arthur Andersen LLP serves as the Company's independent public accountants. The Audit Committee, in its discretion, may direct the appointment of different independent public accountants at any time during the year if the Audit Committee believes that a change would be in the best interests of the Company's stockholders. Although members of the Audit Committee have not reached a decision regarding the Company's independent public accountants for 2002, they may consider engaging another independent accounting firm for reasons that are unrelated to Andersen's audit of the Company's financial statements. If members of the Audit Committee decide to change the Company's independent public accountants, UBICS will promptly provide the disclosure required by the regulations of the Securities and Exchange Commission. Representatives of Andersen are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. Such representatives will be available to respond to appropriate questions from the stockholders.

                SHAREHOLDER PROPOSALS FOR 2002 PROXY STATEMENT

   Stockholder proposals that are intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than December 18, 2002 in order to be included in the proxy statement and related proxy materials. Please send any such proposals to UBICS, Inc., 333 Technology Drive, Suite 210, Canonsburg, Pennsylvania 15317, Attention:
Secretary.

   In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than March 2, 2003.

                                 OTHER MATTERS

   The Board of Directors of UBICS does not know of any matters to be presented at the Annual Meeting other than the proposals set forth herein. If any other matters should properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                             AVAILABLE INFORMATION

   UBICS is subject to certain informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the regional offices of the Commission at Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of this site is http//www.sec.gov.

                          ANNUAL REPORT AND FORM 10-K

   Enclosed with the Proxy Statement is a copy of the Company's 2001 Annual Report to stockholders. Stockholders may obtain a copy (without exhibits) of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Commission without charge by writing to: UBICS, Inc., 333 Technology Drive, Suite 210, Southpointe, Canonsburg, Pennsylvania 15317,
Attention: Neil M. Ebner.

                                 FORM OF PROXY

                                  UBICS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Robert C. Harbage and Neil M. Ebner, with full power of substitution in each, are hereby authorized to represent the undersigned at the 2002 Annual Meeting of Stockholders of UBICS, Inc. (the "Company") to be held at the Hilton Garden Inn, 1000 Corporate Drive, Canonsburg, Pennsylvania 15317 on Friday, May 17, 2002 at 10:00 a.m., and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.

             (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)



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                           . FOLD AND DETACH HERE .


                                ANNUAL MEETING
                                      OF
                                 STOCKHOLDERS
                                      OF
                                  UBICS, INC.


                                 May 17, 2002
                               Hilton Garden Inn
                             1000 Corporate Drive
                             Canonsburg, PA 15317
                                   10:00 A.M.

1  ELECTION OF THREE(3) DIRECTORS

   NOMINEES For the Class II Directors
   Whose Terms Expire in 2005.             FOR        WITHHELD            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                                          ----          ----              MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF
   01 ROBERT C HARBAGE                                                    NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
                                          ----          ----              NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                           FOR        WITHHELD            TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
                                          ----          ----              BEFORE THE ANNUAL MEETING OF THE STOCKHOLDERS.
   02 SCOTT R HELDFOND
                                          ----          ----
                                           FOR        WITHHELD
                                          ----          ----
   03 RAHUL MERCHANT
                                          ----          ----



Signature_____________________Signature__________________________Date___________
Stockholder(s) sign above exactly as name is printed on label. If signing as representative, so indicate. For joint accounts, all owners should sign.
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                            .FOLD AND DETACH HERE.